Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated Setpember 28, 1998 included in HUBCO's Current Report on Form 8-K dated November 6, 1998 and to all references to our firm included in this Registration Statement.





                                              ARTHUR ANDERSEN LLP


Roseland, New Jersey
November 6, 1998